Dividends on ordinary shares	6 Months Ended
Jun. 30, 2018
Dividends on ordinary shares
Dividends on ordinary shares

19.Dividends on ordinary shares

An interim dividend for 2018 of 1.07 pence per ordinary share (half-year to 30 June 2017: 1.0 pence) will be paid on 26 September 2018. The total amount of this dividend is £765 million (half-year to 30 June 2017: £720 million).

Shareholders who have already joined the dividend reinvestment plan will automatically receive shares instead of the cash dividend. Key dates for the payment of the dividends are:

Shares quoted ex-dividend	16 August 2018

Record date	17 August 2018

Final date for joining or leaving the dividend reinvestment plan	5 September 2018

Interim dividend paid	26 September 2018

On 29 May 2018, a final dividend in respect of 2017 of 2.05 pence per share, totalling £1,475 million was paid to shareholders.